UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 13, 2011
F.N.B. Corporation
(Exact name of registrant as specified in its charter)

Florida	001-31940	25-1255406

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One F.N.B. Boulevard, Hermitage, Pennsylvania	16148

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 724-981-6000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On May 13, 2011, F.N.B. Corporation (the “Corporation”) entered into an underwriting agreement with Keefe, Bruyette & Woods, Inc. and RBC Capital Markets, LLC, as representatives of the underwriters named therein, providing for the offer and sale in a firm commitment underwritten offering of 5.25 million shares of the Corporation’s common stock at a price to the public of $10.70 per share ($10.4325 per share, net of underwriting discount). In addition, the Corporation granted the underwriters an option exercisable for 30 days to purchase up to 787,500 additional shares of common stock from the Corporation at the offering price, less underwriting discounts and commissions, to cover overallotments. On May 16, 2011, the underwriters exercised the overallotment option in full.
     The shares of common stock being offered have been registered under the Securities Act of 1933, or the Securities Act, pursuant to registration statement on Form S-3 (Registration File No. 333-159168) dated May 12, 2009, as supplemented by the Prospectus Supplement dated May 13, 2011, or the Registration Statement. Closing of the sale of the shares of common stock is scheduled for May 18, 2011.
     In the underwriting agreement, the Corporation agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities. A copy of the underwriting agreement is included as Exhibit 1.1 to this Form 8-K report and is incorporated herein by reference.
     In addition, the opinion and consent of Reed Smith LLP as to the validity of the shares of the Corporation’s common stock offered pursuant to the Registration Statement and the prospectus supplement dated May 13, 2011 is incorporated by reference into the Registration Statement as an exhibit thereto.
Item 8.01. Other Events.
On May 13, 2011, the Corporation issued a press release announcing the pricing terms of its previously announced common stock offering of 5.25 million shares to be sold by the Corporation with Keefe, Bruyette & Woods, Inc. and RBC Capital Markets, LLC as representatives of the underwriters. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

1.1	Underwriting Agreement dated May 13, 2011 between F.N.B. Corporation and Keefe, Bruyette & Woods, Inc. and RBC Capital Markets, LLC, as representatives of the underwriters.

5.1	Opinion of Reed Smith LLP dated May 13, 2011.

23.1	Consent of Reed Smith LLP (included in Exhibit 5.1).

99.1	Press Release dated May 13, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. Corporation
May 16, 2011	By:	/s/ James G. Orie
		Name:	James G. Orie
		Title:	Chief Legal Officer

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement dated May 13, 2011 between F.N.B. Corporation and Keefe, Bruyette & Woods, Inc. and RBC Capital Markets, LLC, as representatives of the underwriters.

5.1	Opinion of Reed Smith LLP dated May 13, 2011.

23.1	Consent of Reed Smith LLP (included in Exhibit 5.1).

99.1	Press Release dated May 13, 2011.